UNITED STATES
SECURITIESANDEXCHANGECOMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 21, 2005

ACRONGENOMICS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49833	522219285
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38A Posidonos Ave, 17455 Alimos, Athens Greece
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area cod

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

X    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 - Changes in Registrants' Certifying Accountant

(a)

Dismissal of Accountant

On January 21, 2005, Morgan & Company (“Morgan & Co.”), the principal accountant previously engaged to audit the financial statements of Acrongenomics Inc. (the “Company”), were dismissed as auditors of the Company. Morgan & Co. audited the Company's consolidated financial statements for our two most recent fiscal years ended December 31, 2003.

The report of Morgan & Co. accompanying the audit for our two most recent fiscal years ended December 31, 2003 was not qualified or qualified as to audit scope or accounting principles. However, such report did contain a modification with regards to the entity's ability to continue as a going concern.

The Company’s board of directors approved the change of independent auditors.

During our two most recent fiscal years ended December 31, 2003, and during the subsequent interim period preceding the date of dismissal there were no disagreements between the Company and Morgan & Co. on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure.

During our two most recent fiscal years ended December 31, 2003, and during the subsequent interim period preceding the date of resignation there were no reportable events as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B promulgated by the Securities and Exchange Commission ("Regulation S-B").

The Company provided Morgan & Co. wit a copy of the above disclosures on January 25, 2005, and requested that Morgan & Co. furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company and, if not, stating the respects in which it does not agree.

A copy of such letter will be filed as an Exhibit to this Form 8-K.

(b)Engagement of New Accountant

On January 21, 2005, the Board of Directors of the Company appointed Amisano Hanson as the Company's new independent accountants.

During its two most recent fiscal years ended December 31, 2004, the Company did not consult with Amisano Hanson regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of opinion that might be rendered regarding our financial statements, nor did the Company consult with Amisano Hanson with respect to any accounting disagreement or any reportable event as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  Financial Statements and Exhibits

(c) Exhibits.

16.1

Letter from Morgan & Co. dated February 8, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Saskatoon, Saskatchewan, this 1st day of February, 2005.

ACRONGENOMICS INC.

By:

/s/ Ron Lizee

Name:  Ron Lizee

Title:

Chief Financial Officer